UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

AEROCENTURY CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACY	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, AeroCentury Corp. (the “Company”) received notice from the NYSE American LLC (the “NYSE American”) on September 11, 2020 that it was not in compliance with Section 1003(a)(i) – (iii) of the NYSE American Company Guide (the “Company Guide”).  Subsequently, the Company received notice from the NYSE American on May 28, 2021 that it was not in compliance with Section 1003(a)(ii) of the Company Guide.

As a result of management’s efforts, on March 11, 2022, the NYSE American informed the Company that it has regained compliance with all of the NYSE American continued listing standards set forth in Part 10 of the Company Guide.

In addition, the Company announced that it plans to change its name from “AeroCentury Corp.” to “Mega Matrix Corp.” (“Name Change”) to better reflect its expansion into Metaverse and Gamefi business. In connection with the Name Change, the Company plans to change its ticker symbol from “ACY” to “MTMT” on the NYSE American, which the Company expects to be effective on March 28, 2022.

On March 14, 2022, the Company issued a press release announcing that it has regained compliance with the continued listing standards outlined in Part 10 of the Company Guide and its Name Change. A copy of the press release is included herewith as Exhibits 99.1 and 99.2, and the information in the press releases are incorporated by reference into this Item 7.01.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By furnishing this information on this Current Report on Form 8-K, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release - Aerocentury Regains Compliance With NYSE American, dated March 14, 2022
99.2	Press Release - Aerocentury Proposes to Change Name to “Mega Matrix Corp.” and Announces its New Ticker to be “MTMT”, dated March 14, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

AeroCentury Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu Chief Executive Officer

Dated: March 14, 2022

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